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                                                                 Exhibit 10.243

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                                                 CANANWILL INC.                                                  ===================
                           1000 MILWAUKEE AVENUE, GLENVIEW, IL 60025 - (800) 544-0666                            Contract Number
                           COMMERCIAL INSURANCE PREMIUM FINANCE AND SECURITY AGREEMENT
---------------------------------------------                                  =====================================================
NC LIC. #B-116, SC LIC. #99                                                        AGENT NUMBER                  Quote Number
                                                                                      SD097                          M1103002752AA-1
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Name and address of Insured(s) (as shown in the policy) and co-obligor if         Name and Address of Insured's Agent ("Agent")
any
  MEADOW VALLEY CONTRACTORS, INC                                                    AON RISK SVCS OF IRVINE
  P.O. BOX 60726                                                                    1901 MAIN STREET STE 300
  PHOENIX AZ 85082                                                                  IRVINE CA 92614


Telephone Number: (602) 437-5400                                                  Telephone Number: (949) 608-6300
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Policyholder Designation (Check One):         Type of Agreement (Check One):

                     ( ) Proprietorship           (X) New                            Indicate contract number of     ---------------
( ) Partnership      (X) Corporation              ( ) Additional Premium             current policy being financed
                                                                                                                     ---------------
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                                           SCHEDULE OF POLICIES COVERED BY THIS AGREEMENT
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   FOR        POLICY NUMBER            FULL NAME OF INSURANCE COMPANY AND       TYPE OF       TERM          POLICY        POLICY
 COMPANY                             ADDRESS OF BRANCH REPORTING OFFICE AND      INSUR-       IN          EFFECTIVE      PREMIUM
USE ONLY                             FULL NAME AND ADDRESS OF GENERAL AGENT       ANCE       MONTHS          DATE
              Prefix    Number                                                                           Mo. Day Year
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90073           *                     ROYAL INS CO OF AMERICA (IL)                UMB        12        9   01  03     297,250.00
B0203                                 CRC INSURANCE SERVICES, INC.


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    NY. Charge under Section 2119 of New York Insurance Law for obtaining                    FLORIDA DOCUMENTARY
    and servicing these policies.                                                                      STAMP TAX           $0.00
    If none, state "None", $_________
-----------------------------------================================================-------------------------------------------------
                                      DISCLOSURE STATEMENT - PAYMENT SCHEDULE        CASH PRICE                       297,250.00
(CI LOGO)                                                                            (TOTAL PREMIUMS)
                                   Payment Plan:  (X) Monthly                      =================================================
                                                  ( ) Quarterly ( ) Annually

                                   Number of Payments   10                          First Payment Due OCTOBER 01, 2003

                                   Subsequent payments are due on the same day of each succeeding period.
====================================================================================================================================
   CASH     -     CASH    =        AMOUNT     +       FINANCE       =          TOTAL OF            AMOUNT OF EACH        ANNUAL
   PRICE          DOWN            FINANCED             CHARGE                  PAYMENTS               PAYMENT          PERCENTAGE
                PAYMENT        The amount of     The dollar amount     The amount you will have                           RATE
                              credit provided     the credit will      paid when you have made                      The cost of your
                               on your behalf.       cost you.         all scheduled payments.                        credit as a
                                                                                                                       yearly rate.
297,250.00     59,450.00         237,800.00          6,577.40                244,377.40               24,437.74           5.99%
====================================================================================================================================
                                          CANANWILL, INC. (HEREIN AFTER CALLED CANANWILL)
                                     1000 MILWAUKEE AVENUE, GLENVIEW, IL 60025 - (800) 544-0666

     Prepayment: The Insured may prepay in full at any time and receive a refund of the unearned finance charge, calculated according to the Rule of 78's (actuarial method in AR, AZ, CA, MA, MO, NJ, OR, PA, VT; short rate method in SC), and subject to a nonrefundable charge stated on page two. Minimum refund is $1.00 (except AK, where there is no minimum refund).

     Security Interest: The Insured assigns to Cananwill as security for payment of this agreement all sums payable to the Insured with reference to the policies listed above, including, among other things, any gross return premiums and any payment on account of loss which results in reduction of unearned premium in accordance with the term of said policies.

     Delinquency charge: The Insured agrees that upon default in payment of any installment five days or more (more than 5 days in
IL, MS, OH) to pay a Delinquency Charge of 5% of the delinquent installment. In AK, CA, DE, MI, MN, ND, NJ, OR, TN, TX, the
Delinquency Charge is not due until installment is in default for ten days or more, more than 10 days in MA, NM 7 days in VA.
Maximum delinquency charge is $5 in DE, MT, ND; $100 in MD; $500 in NM; 1 1/2 % of the installment in NJ with a minimum of $25. In
AK, OR: for delinquent payments of less than $250, the delinquency charge is the lesser of 5% of the payment or $5, otherwise the delinquency charge is 2% of the payment. KS: Delinquency charge is $5 plus 2% of the installment in default.

Cancellation Charge: The Insured agrees that if a default results in cancellation of the policy(ies) to pay a Cancellation Charge in the amount stated on page two. (Not applicable in AK, KY, TX, NC.)

     See the provisions on page two for additional information about nonpayment, default, and any repayment in full before the scheduled date and any prepayment refunds or penalties.
====================================================================================================================================
NOTICE      1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT, INCLUDING THE WRITING ON PAGE TWO, OR IF IT CONTAINS ANY BLANKS. 2.
TO          YOU ARE ENTITLED TO A COMPLETELY FILLED IN COPY OF THIS AGREEMENT AT THE TIME YOU SIGN IT. 3. YOU UNDERSTAND AND HAVE
INSURED:    RECEIVED A COPY OF THIS AGREEMENT. KEEP IT TO PROTECT YOUR LEGAL RIGHTS. 4. UNDER THE LAW YOU HAVE THE RIGHT TO PAY OFF
            IN ADVANCE THE FULL AMOUNT DUE AND UNDER CERTAIN CONDITIONS TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE. 5. SEE
            PAGE TWO FOR IMPORTANT INFORMATION.


When used in this Agreement, "Insured" means the insured and any co-obligor named above and all insureds covered by the Policies listed in the Schedule of Policies. Each Insured jointly and severally agrees to make all payments required by this Agreement and to be bound by all of its provisions including those on page two. The person signing represents and warrants that he or she is authorized to enter into this Agreement on behalf of each Insured and to bind each Insured to this Agreement. Each insured agrees that Cananwill may send all notices under this Agreement to the Insured's address shown above. You are not required to enter into an insurance premium financing arrangement as a condition to the purchase of any insurance policy.

By: /s/ Clint Tryon                                                                            Date  8/29/03
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                               (Signature of Insured)

        Clint Tryon                     Secretary and Treasurer
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                               (Typed Name and Title)

AGENT'S REPRESENTATIONS AND WARRANTIES

The undersigned Agent has read the Insurance Agent's Representations and Warranties on page two and makes all such representations and warranties recited therein and agrees to be bound by the terms of this Agreement.

By:                                                                                            Date
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                                (Signature of Agent)


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CW-3 QMS (Ed. 01-03)           (Typed Name and Title)
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